UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 26, 2009

Commission File Number: 333 – 150952

CHINA MEDIA INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	N/A
(state or other jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. No.)

12/F, Block D, Chang An Guo Ji
No. 88 Nan Guan Zheng Street
Beilin District, Xi'an City, Shaan'xi Province
China - 710068
(Address of principal executive offices)

(86) 298765-1114
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Items

On August 6, 2009, The Company received approval from holders of 81.8% of its voting securities to file an amendment to its articles with the Nevada secretary of State to change its name from Protecwerx Inc. to China Media Inc. (the “Company”).  The amendment was filed and processed by Nevada on this date.

This name change has been processed by FINRA and has been declared effective as of the open of business on October 26, 2009.

The Company’s new CUSIP number is 169431 103 and the Company’s new trading symbol is CHND.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2009	CHINA MEDIA INC.

By: /s/ Dean Li
Dean Li
Director, President, Chief Executive Officer and Secretary